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                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            OF FACTUAL DATA CORP. PURSUANT TO 18 U.S.C. SECTION 1350

    I, Todd A. Neiberger, certify that:

    In connection with the Quarterly Report on Form 10-Q of Factual Data Corp. (the "COMPANY") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, Todd A. Neiberger, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                /s/ Todd A. Neiberger
                                                --------------------------------
                                                Name: Todd A. Neiberger
                                                Title: Chief Financial Officer
                                                Date: November 11, 2002


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                                 CERTIFICATIONS

         In connection with the Quarterly Report of Factual Data Corp. on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J.H. Donnan, Chief Executive Officer of Factual Data Corp., certify, that:

         (1) I have reviewed this quarterly report on Form 10-Q of Factual Data Corp.;

         (2) Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

         (3) Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations, and cash flows of Factual Data Corp. as of, and for, the periods presented in this quarterly report;

         (4) Factual Data Corp.'s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures, as defined in Exchange Act Rules 13a-14 and 15d-14, for Factual Data Corp. and we have:

                  a. Designed such disclosure controls and procedures to ensure that material information relating to Factual Data Corp., including its consolidated subsidiaries, is made known to us by others with those entities, particularly during the period in which the quarterly report is being prepared;

                  b. Evaluated the effectiveness of Factual Data Corp.'s disclosure control and procedures as of a date within 90 days prior to the filing date of this quarterly report (the Evaluation Date); and

                  c. Presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date.

         (5) Factual Data Corp.'s other certifying officer and I have disclosed, based on our most recent evaluation, to Factual Data Corp.'s auditors and the audit committee of Factual Data Corp.'s board of directors:

                  a. All significant deficiencies in the design or operation of internal controls which could adversely affect Factual Data Corp.'s ability to record, process, summarize, and report financial data and have identified for Factual Data Corp.'s auditors any material weaknesses in internal controls; and

                  b. Any fraud, whether or not material, that involves management or other employees who have a significant role in Factual Data Corp.'s internal controls.

         (6) Factual Data Corp.'s other certifying officer and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ J.H. Donnan
Chief Executive Officer
November 11, 2002

                                 CERTIFICATIONS

         In connection with the Quarterly Report of Factual Data Corp. on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Todd A. Neiberger, Chief Financial Officer of Factual Data Corp., certify, that:

         (1) I have reviewed this quarterly report on Form 10-Q of Factual Data Corp.;

         (2) Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

         (3) Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations, and cash flows of Factual Data Corp. as of, and for, the periods presented in this quarterly report;

         (4) Factual Data Corp.'s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures, as defined in Exchange Act Rules 13a-14 and 15d-14, for Factual Data Corp. and we have:

                  a. Designed such disclosure controls and procedures to ensure that material information relating to Factual Data Corp., including its consolidated subsidiaries, is made known to us by others with those entities, particularly during the period in which the quarterly report is being prepared;

                  b. Evaluated the effectiveness of Factual Data Corp.'s disclosure control and procedures as of a date within 90 days prior to the filing date of this quarterly report (the Evaluation Date); and

                  c. Presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date.

         (5) Factual Data Corp.'s other certifying officer and I have disclosed, based on our most recent evaluation, to Factual Data Corp.'s auditors and the audit committee of Factual Data Corp.'s board of directors:

                  a. All significant deficiencies in the design or operation of internal controls which could adversely affect Factual Data Corp.'s ability to record, process, summarize, and report financial data and have identified for Factual Data Corp.'s auditors any material weaknesses in internal controls; and

                  b. Any fraud, whether or not material, that involves management or other employees who have a significant role in Factual Data Corp.'s internal controls.

         (6) Factual Data Corp.'s other certifying officer and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ Todd A. Neiberger
Chief Financial Officer
November 11, 2002